SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                      ----------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)          December 19, 1995



                              KNIGHT-RIDDER, INC.
-------------------------------------------------------------------------------
(Exact name of Registrant as specified in its charter)


FLORIDA                              1-7553               No.  38-0723657
-------------------------------------------------------------------------------
(State or other jurisdiction       (Commission            (IRS Employer
 of incorporation)                  File Number)           Identification No.)


ONE HERALD PLAZA, MIAMI, FLORIDA                                 33132
-------------------------------------------------------------------------------
(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code          (305) 376-3800
                                                            --------------

                                NOT APPLICABLE
-------------------------------------------------------------------------------
(Former name or former address, if changed since last report.)




                        Exhibit Index Appears on Page 4

Item 5.   Other Events
          ------------

          In connection with the Registrant's sale of $100,000,000 principal amount of debt securities pursuant to a Prospectus and Prospectus Supplement both dated December 19, 1995 under the Registrant's Registration Statement on Form S-3 (Registration No. 33-28010), the Registrant is filing herewith the exhibits referenced below in the Index of Exhibits.


Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (c)  Exhibits
               --------

               Attached as Exhibit 1.1 to this Report is the Underwriting Agreement, dated December 19, 1995, by and between the Registrant and Goldman, Sachs & Co.

               Attached as Exhibit 1.2 to this Report is the Pricing Agreement, dated December 19, 1995, by and between the Registrant and Goldman, Sachs & Co.

               Attached as Exhibit 4.1 to this Report is a form of the 6.30% Senior Notes due December 15, 2005.

               Attached hereto as Exhibit 24.1 to this Report is a consent of Ernst & Young LLP.

               Attached hereto as Exhibit 24.2 to this Report is a consent of Blanding Boyer & Rockwell.

                                  SIGNATURES
                                  ----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                        KNIGHT-RIDDER, INC.
                                        --------------------------------
                                        (Registrant)



Dated: December 21, 1995               By:  /s/ ROSS JONES
                                            ----------------------------
                                            Ross Jones
                                            Senior Vice President and
                                            Chief Financial Officer

[CAPTION]

                                 EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION                                               PAGE
-----------    -----------                                               ----


    1.1        Underwriting Agreement, dated December 19, 1995,
               by and between the Registrant and Goldman, Sachs & Co.     5

    1.2        Pricing Agreement, dated December 19, 1995, by and
               between the Registrant and Goldman, Sachs & Co.            40

    4.1        Form of 6.30% Senior Notes due December 15, 2005.          46

   23.1        Consent of Ernst & Young LLP                               53

   23.2        Consent of Blanding Boyer & Rockwell                       54


                                                                    EXHIBIT 1.1
                              KNIGHT-RIDDER, INC.
                                DEBT SECURITIES

                            UNDERWRITING AGREEMENT
                            ----------------------


                                                              December 19, 1995


Goldman, Sachs & Co.
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

          From time to time Knight-Ridder, Inc., a Florida corporation (the "Company"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in
Schedule I to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of its debt securities (the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities").

          The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the indenture (the "Indenture") identified in such Pricing Agreement.

          1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Designated Securities, the initial public offering price of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the principal amount of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

          2. The Company represents and warrants to, and agrees with, each of the Underwriters that:

               (a) A registration statement on Form S-3 (File No. 33-28010) (the "Initial Registration Statement") in respect of the Securities has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus contained therein, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, prospectuses filed pursuant to Rule 424(b) under the Act and a no-action request dated October 16, 1995, no other document with respect to the Initial Registration Statement or document incorporated by reference therein as of the effective date of the Initial Registration Statement has heretofore been filed or transmitted for filing with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or overtly threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Act, is hereinafter called a "Preliminary Prospectus"); the various parts of the Initial Registration Statement and Rule 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the registration statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, but excluding Form T-1, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such

          Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is first filed, or transmitted for filing, with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing or transmittal);

               (b) The documents incorporated by reference in the Prospectus as amended or supplemented, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in such Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

               (c) The Registration Statement and the Prospectus as amended or supplemented conform, and any further amendments or supplements to the Registration Statement or such Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to such Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

               (d) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which has had a material adverse effect on the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus as amended or supplemented, there has not been any change in the capital stock (other than issuances of common stock pursuant to employee benefit plans, repurchases by the Company of its common stock which do not have a material effect on the consolidated financial position of the Company and its subsidiaries or conversion of outstanding convertible securities) or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented;

               (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business, so as to require such qualification, other than such failures to qualify which would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole; and each of Detroit Free Press, Incorporated, Philadelphia Newspapers, Inc., San Jose Mercury News., Inc., The Knight Publishing Co. and Knight-Ridder Business Information Services, Inc. (collectively, the "Material Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

               (f) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each Material Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and (except for directors qualifying shares and except as set forth in the Prospectus as amended or supplemented) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims other than those liens, encumbrances, equities or claims which would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole;

               (g) The Securities have been duly authorized by the Company, and, when Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities, such Designated Securities will have been duly executed, authenticated, issued and delivered by the Company and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles and will be entitled to the benefits provided by the Indenture, which will be substantially in the form filed as an exhibit to or incorporated by reference in the Registration Statement; the Indenture has been duly authorized by the Company and duly qualified under the Trust Indenture Act and, at the Time of Delivery for such Designated Securities (as defined in Section 4 hereof), assuming due authorization, execution and delivery by the Trustee, will constitute a valid and legally binding instrument, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms, and the Designated Securities will conform in all material respects, to the descriptions thereof in the Prospectus as amended or supplemented with respect to such Designated Securities;

               (h) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Pricing Agreement, and the consummation by the Company of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, other than such conflicts, breaches, or defaults which would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the transactions contemplated by this Agreement, the Pricing Agreement or the Indenture, nor will such action result in any violation of the provisions of the Restated Articles of Incorporation or the By-Laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities by the Company or the consummation by the Company of the other transactions contemplated by this Agreement or any Pricing Agreement or the Indenture, except the registration of the Securities under the Act and the qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

               (i) Other than as set forth in the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which the Company has reason to believe would, individually or in the aggregate, have a material adverse effect on the consolidated financial position, shareholders' equity or results of operations of the Company and its subsidiaries, taken as a whole; and no such proceedings are overtly threatened;

               (j) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes; and

               (k) The accountants of the Company who have certified certain financial statements of the Company and its subsidiaries are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.


          3. Upon the execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of the Designated Securities, the several Underwriters propose to offer the Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

          4. Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in definitive form, or in the form of one or more global certificates representing all such Designated Securities, if the related Pricing Agreement so provides, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by certified or official bank check or checks or by wire transfer, payable to the order of the Company in the funds specified in such Pricing Agreement, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Securities.

          5. The Company agrees with each of the Underwriters of any Designated Securities:

               (a) To prepare the Prospectus as amended or supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Securities and prior to the Time of Delivery for such Securities to which the Representatives for such Securities shall reasonably object promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed, or transmitted for filing, with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or overt threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

               (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or as a dealer in securities or to file a general consent to service of process in any jurisdiction;

               (c) Prior to 12:00 p.m., New York City time, on the New York Business Day next succeeding the date of the Pricing Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus as amended or supplemented in New York City in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

               (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158); and

               (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the earlier of (i) the termination of trading restrictions for such Designated Securities, as notified to the Company by the Representatives and (ii) the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after such Time of Delivery and which are substantially similar to such Designated Securities, without the prior written consent of the Representatives.

          6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Indenture, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities;
(iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Securities;
(vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 8 and Section 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

          7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

               (a) The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction:

               (b) Sullivan & Cromwell, counsel for the Underwriters, shall have furnished to the Representatives such opinion or opinions (a draft of each such opinion is attached as Annex IV(a) hereto), dated the Time of Delivery for such Designated Securities, with respect to the incorporation of the Company, the validity of the Indenture, the Designated Securities, the Registration Statement, the Prospectus as amended or supplemented and other related matters, as the

          Representatives may reasonably request; in giving such opinions, Sullivan & Cromwell may rely upon the opinion of Cristina L. Mendoza with respect to all matters of Florida law; and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

               (c) Hughes Hubbard & Reed, counsel for the Company, shall have furnished to the Representatives their written opinion (a draft of such opinion is attached as Annex IV(b) hereto), dated the Time of Delivery for such Designated Securities, in the form attached hereto, to the effect that:

                     (i) This Agreement and the Pricing Agreement with respect to the Designated Securities have been duly authorized, executed and delivered by the Company;

                    (ii) The Designated Securities have been duly authorized, executed, issued and delivered by the Company and constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law) and are entitled to the benefits provided by the Indenture; and the Designated Securities and the Indenture conform in all material respects to the descriptions thereof in the Prospectus as amended or supplemented;

                   (iii) The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and legally binding instrument, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws of general applicability relating to or affecting creditors' rights and to general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law); and the Indenture has been duly qualified under the Trust Indenture Act;

                    (iv) All regulatory consents, authorizations, approvals and filings required by the laws of the United States or of the States of New York and Florida for the issuance of the Designated Securities and the sale and delivery of the Designated Securities by the Company to the Underwriters pursuant to this Agreement and the Pricing Agreement with respect to the Designated Securities, have been obtained or made, except such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters; and

                     (v) The Registration Statement and the Prospectus as amended or supplemented and any further amendments or supplements thereto made by the Company prior to the Time of Delivery for the Designated Securities complied as to form in all material respects to the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder (except as to (A) the financial statements and notes thereto, related schedules and exhibits and other financial or statistical data contained therein or omitted therefrom and (B) the documents incorporated or deemed incorporated by reference into the Registration Statement and the Prospectus as amended or supplemented, as to which such counsel need not express any opinion);

          In addition, the following shall be included in a separate letter (a draft of such letter is attached as Annex IV(c) hereto) to be delivered by such counsel to the Representatives at the Time of Delivery for such Designated Securities. The letter shall state that such counsel shall have assumed the truth of information furnished to such counsel and that such counsel has not independently verified and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus, as amended or supplemented, except for the matters covered by the last clause of paragraph (c)(ii) of such opinion to the extent set forth therein. Such counsel shall also state that such counsel has participated in conferences with representatives of the Company, with the independent public accountants for the Company, with counsel for the Representatives and with the Representatives, at which conferences the contents of the Registration Statement and the Prospectus, as amended or supplemented, were discussed. Such counsel shall state that its examination of the Registration Statement and the Prospectus, as amended or supplemented, and participation in such conferences have not led such counsel to believe that, as of its effective date, the Registration Statement or any further amendments thereto made by the Company prior to such Time of Delivery (except as to the financial statements and notes thereto, related schedules and exhibits and other financial or statistical data contained therein or omitted therefrom, as to which such counsel need not express any opinion or belief) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus, as amended or supplemented, or any further amendment or supplement thereto made by the Company prior to such Time of Delivery contained, and as of such Time of Delivery, the Prospectus, as amended or supplemented, contains (except as to the financial statements and notes thereto, related schedules and exhibits and other financial or statistical data contained therein or omitted therefrom, as to which such counsel need not express any opinion or belief), an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

               (d) Cristina L. Mendoza, Vice President and General Counsel of the Company, shall have furnished to the Representatives her written opinion (a draft of such opinion is attached as Annex IV(d) hereto), dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

                     (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Florida, with the corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

                    (ii) The Company's authorized capital stock is as set forth in the Prospectus as amended or supplemented;

                   (iii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction other than the State of Florida in which its ownership or leasing of its properties requires such qualification, other than such failures to qualify which would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that such counsel believes that both the Representatives and such counsel are justified in relying upon such opinions and certificates);

                    (iv) Each Material Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of each such Material Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable, and (except for directors' qualifying shares and except as set forth in the Prospectus, as amended or supplemented) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except for such liens, encumbrances, equities or claims which would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that such counsel believes that both the Representatives and such counsel are justified in relying upon such opinions and certificates);

                     (v) To the knowledge of such counsel, there is no litigation or governmental proceeding pending or threatened against the Company or any of its subsidiaries which is required to be disclosed in the Prospectus, as amended or supplemented, pursuant to the Act or the rules and regulations promulgated thereunder and is not disclosed therein;

                    (vi) The issue and sale of the Designated Securities being delivered by the Company pursuant to this Agreement and the Pricing Agreement with respect to the Designated Securities and the compliance by the Company with all of the provisions of the Designated Securities, the Indenture, this Agreement and the Pricing Agreement with respect to the Designated Securities and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, except for such conflicts, breaches or defaults which would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the transactions contemplated by this Agreement, the Pricing Agreement or the Indenture, and there is no law which prohibits the issue and sale by the Company of the Designated Securities to be sold by the Company pursuant to this Agreement and the Pricing Agreement with respect to the Designated Securities; and

                   (vii) The documents incorporated by reference in the Registration Statement or the Prospectus, as amended or supplemented, or any further amendment or supplement thereto made by the Company prior to such Time of Delivery, when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel does not believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such documents were so filed, not misleading; such opinion may state that such counsel does not express any opinion or belief as to the financial statements and notes thereto, related schedules and exhibits and other financial or statistical data contained in or omitted from such documents; and such counsel does not know of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus, as amended or supplemented, or required to be described in the Registration Statement or the Prospectus, as amended or supplemented, which are not filed or incorporated by reference or described as required, in each case, pursuant to the Act and the rules and regulations of the Commission thereunder;

               (e) (i)   On the date of the Prospectus as amended or
          supplemented at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and prior to the Time of Delivery and also at the Time of Delivery, the independent accountants of the Company who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter or letters, dated the respective dates of delivery thereof, to the effect set forth in Annex II hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex II(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex II(b) hereto);

               (ii) On the date of the Prospectus as amended or supplemented at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, the independent accountants of Contra Costa Newspapers, Inc., formerly known as Lesher Communications, Inc. (the "Acquired Company"), who have certified the financial statements of the Acquired Company incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the date of delivery thereof, to the effect set forth in Annex III hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex III(a) hereto);

               (f) (i)   Neither the Company nor any of its subsidiaries shall
          have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which would have a material adverse effect on the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented there shall not have been any change in the capital stock (other than issuances of common stock pursuant to employee benefit plans, repurchases by the Company of its common stock which do not have a material effect on the consolidated financial position of the Company and its subsidiaries or conversion of outstanding convertible securities) or long-term debt of the Company and its subsidiaries consolidated or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries consolidated, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which, in any such case described in Clause (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

               (g) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and
          (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

               (h) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war if the effect of any such event specified in this Clause (iii) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

               (i)  The Company shall have complied with the provisions of
          Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of the Pricing Agreement; and

               (j) The Company shall have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate or certificates of officers of the Company reasonably satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of

          Delivery, as to the matters set forth in subsection (a) of this Section and as to such other matters as the Representatives may reasonably request.


          8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities or was made in reliance upon the Trustee's statement of eligibility and qualification on Form T-1; and provided, further, that the Company shall not be liable to any Underwriter of Designated Securities under the indemnity agreement in this subsection (a) with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact such Underwriter sold Designated Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act if the Company has previously furnished copies thereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was corrected in the Prospectus (or the Prospectus as amended or supplemented).

          (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c)  Promptly after receipt by an indemnified party under subsection
(a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to
any indemnified party otherwise than under such subsection.   In case any such
action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel selected by it and satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party (which consent shall not be unreasonably withheld or delayed), be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. An indemnifying party shall not be required to indemnify an indemnified party for any amount paid or payable by the indemnified party in settlement of any claim, action, proceeding or investigation without the written consent of the indemnifying party.

          (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

          (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

          9. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such

Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

          (b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

          11. If any Pricing Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreement except as provided in Section 6 and Section 8 hereof, but, if for any other reason Designated Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Section 6 and Section 8 hereof.

          12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

          All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement: Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

          13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Section 8 and Section 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

          14. Time shall be of the essence of each Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.
15. THIS AGREEMENT AND EACH PRICING AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          16. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

If the foregoing is in accordance with your understanding, please sign and return four counterparts hereof.

                                        Very truly yours,


                                        Knight-Ridder, Inc.


                                        By:
                                          ---------------------------
                                          Name:
                                          Title:

Accepted as of the date hereof:


--------------------------------
   (Goldman, Sachs & Co.)

                                                                        ANNEX I

                               PRICING AGREEMENT
                               -----------------

Goldman, Sachs & Co.,
  As representatives of the several
    Underwriters named in Schedule I hereto, 85 Broad Street,
New York, New York 10004.


                                                                          , 199



Ladies and Gentlemen:


          Knight-Ridder, Inc., a Florida corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated December , 1995 (the "Underwriting Agreement"), between the Company on the one hand and Goldman, Sachs & Co. On the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty with respect to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation and warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Registration Statement herein and in the provisions of the Underwriting Agreement so incorporated by reference shall mean the Registration Statement (No. 33-28010), effective April 17, 1989.
Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

          An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

          Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

          If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

                                        Very truly yours,


                                        Knight-Ridder, Inc.


                                        By:
                                          ---------------------------
                                          Name:
                                          Title:

Accepted as of the date hereof:


-------------------------------------
   (Goldman, Sachs & Co.)
On behalf of each of the Underwriters

                                  SCHEDULE I

[CAPTION]

                                                  PRINCIPAL
                                                  AMOUNT OF
                                                  DESIGNATED
                                                  SECURITIES
                                                    TO BE
          UNDERWRITER                             PURCHASED
          -----------                             ----------

Goldman, Sachs & Co. ....................         $
[Names of other Underwriters]............
















                                                  -------------
    Total................................         $
                                                  =============


                                  SCHEDULE II

TITLE OF DESIGNATED SECURITIES:

          [ %]  [Floating Rate]  [Zero Coupon]  [Notes]  [Debentures]  due

AGGREGATE PRINCIPAL AMOUNT:

          $

PRICE TO PUBLIC:

          % of the principal amount of the Designated Securities, plus accrued interest [, if any,] from to [and accrued amortization, if any from
to       ]

PURCHASE PRICE BY UNDERWRITERS:

          % of the principal amount of the Designated Securities, plus accrued
interest from       to           [and accrued amortization, if any, from
to       ]

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

          Immediately available funds

INDENTURE:

          Indenture dated as of February 15, 1986, as supplemented by the First Supplemental Indenture dated as of April 15, 1989, between the Company and Chemical Bank (formerly known as Manufacturers Hanover Trust Company), as Trustee

MATURITY:

INTEREST RATE:

          [   %]  [Zero Coupon]  [see Floating Rate Provisions]

INTEREST PAYMENT DATES:

          [months and dates, commencing -------------------, 19--]

REDEMPTION PROVISIONS:

          [No provisions for redemption]

          [The Designated Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Company, in the
amount of [$]           or an integral multiple thereof, [on or after         ,
at the following redemption prices (expressed in percentages of principal
amount).  If [redeemed on or before         ,     %, and if] redeemed during
the 12-month period beginning           ,


[CAPTION]

                                        REDEMPTION
                    YEAR                  PRICE
                    ----               ------------


and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

[on any interest payment date falling on or after         ,     , at the
election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]


          [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

          [Restriction on refunding]

SINKING FUND PROVISIONS

          [No sinking fund provisions]

          [The Designated Securities are entitled to the benefit of a sinking
fund to retire [$]        principal amount of Designated Securities on
in each of the years       through        at 100% of their principal amount
plus accrued interest] [, together with [cumulative] [noncumulative] redemptions at the option of the Company to retire an additional [$]
principal amount of Designated Securities in the years          through
at 100% of their principal amount plus accrued interest].

      [If Designated Securities are extendable debt Securities, insert -

EXTENDABLE PROVISIONS:

Designated Securities are repayable on           ,      [insert date and
years], at the option of the holder, at their principal amount with accrued
interest.  The initial annual interest rate will be   %, and thereafter the
annual interest rate will be adjusted on           ,      to a rate not less
than    % of the effective annual interest rate on U.S.  Treasury obligations
with         -year maturities as of the [insert date 15 days prior to maturity date] prior to such [insert maturity date].]

     [If Designated Securities are floating rate debt securities, insert -

FLOATING RATE PROVISIONS:

          Initial annual interest rate will be    % through          [and
thereafter will be adjusted [monthly] [on each         ,        ,         and
       ] [to an annual rate of    % above the average rate for          -year

[month] [securities] [certificates of deposit] issued by            and
[insert names of banks].] [and the annual interest rate [thereafter] [from
through         ] will be the interest yield equivalent of the weekly average
per annum market discount rate for       -month Treasury bills plus    % of
Interest Differential (the excess, if any, of (i) the then current weekly
average per annum secondary market yield for       -month certificates of
deposit over (ii) the then current interest yield equivalent of the weekly
average per annum market discount rate for     -month Treasury bills); [from
and thereafter the rate will be the then current interest yield equivalent plus % of Interest Differential].]

DEFEASANCE PROVISIONS:

TIME OF DELIVERY:

CLOSING LOCATION FOR DELIVERY OF DESIGNATED SECURITIES:

NAMES AND ADDRESSES OF REPRESENTATIVES:

     Designated Representatives:   Goldman, Sachs & Co.

     Address for Notices, etc.:    Goldman, Sachs & Co.
                                   85 Broad Street
                                   New York, New York 10004
                                   (212) 902-3000
[OTHER TERMS]:

                                                                       ANNEX II

          Pursuant to Section 7 (e)(i) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

                (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

               (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited (and, if applicable, prospective financial statements and/or pro forma financial information examined) by them and included or incorporated by reference in the Registration Statement or the Prospectus as amended or supplemented comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

              (iii) They have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS 71, Interim Financial Information, on the unaudited consolidated condensed balance sheets and the unaudited consolidated condensed statements of income and cash flows included in the Prospectus as amended or supplemented and/or included in the Company's quarterly reports on Form 10-Q incorporated by reference into the Prospectus as amended or supplemented, and have inquired of certain officials of the Company who have responsibility for financial and accounting matters as to whether the unaudited consolidated condensed financial statements referred to in paragraph (vi)(A) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, and on the basis of such procedures and inquiries, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

               (iv) They have compared the unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus as amended or supplemented and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year to the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years and found them to be in agreement;

                (v) They have compared the information in the Prospectus as amended or supplemented under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

               (vi) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                    (A) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus as amended or supplemented do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                    (B) any other unaudited income statement data and balance sheet items included in the Prospectus as amended or supplemented do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                    (C) the unaudited financial statements which were not included in the Prospectus as amended or supplemented but from which were derived the unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus as amended or supplemented and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                    (D) any unaudited pro forma condensed consolidated financial statements included or incorporated by reference in the Prospectus as amended or supplemented do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                    (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus as amended or supplemented) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or net assets or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus as amended or supplemented, except in each case for changes, increases or decreases which the Prospectus as amended or supplemented discloses have occurred or may occur or which are described in such letter; and

                    (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus as amended or supplemented to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus as amended or supplemented discloses have occurred or may occur or which are described in such letter; and

              (vii) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus as amended or supplemented and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and
          (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus as amended or supplemented (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus as amended or supplemented specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                                                      ANNEX III

          Pursuant to Section 7 (e)(ii) of the Underwriting Agreement, the accountants shall furnish a letter to the Underwriters to the effect that:

                (i) They are independent certified public accountants with respect to the Acquired Company within the meaning of the Act and the applicable published rules and regulations thereunder;

               (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited (and, if applicable, prospective financial statements and/or pro forma financial information examined) by them and included or incorporated by reference in the Registration Statement or the Prospectus as amended or supplemented comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Acquired Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

              (iii) They have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS 71, Interim Financial Information, on the unaudited balance sheets and the unaudited statements of income and cash flows included in the Company's current report on Form 8-K filed December 19, 1995 and incorporated by reference into the Prospectus as amended or supplemented, and have inquired of certain officials of the Acquired Company who have responsibility for financial and accounting matters as to whether the unaudited financial statements referred to in paragraph (iv)(A) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, and on the basis of such procedures and inquiries, nothing came to their attention that caused them to believe that the unaudited financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

               (iv) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Acquired Company, inspection of the minute books of the Acquired Company since the date of the latest audited financial statements incorporated by reference in the Prospectus as amended or supplemented, inquiries of officials of the Acquired Company responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                    (A) the unaudited statements of income, balance sheets and statements of cash flows included in the Company's current report on Form 8-K filed December 19, 1995 and incorporated by reference in the Prospectus as amended or supplemented do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 8-K and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited statements of income, balance sheets and statements of cash flows included in the Company's current report on Form 8-K filed December 19, 1995;

                    (B) any other unaudited income statement data and balance sheet items included in the Prospectus as amended or supplemented do not agree with the corresponding items in the unaudited financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited financial statements included in the Company's current report on Form 8-K filed December 19, 1995;

                    (C) the unaudited financial statements which were not included in the Prospectus as amended or supplemented but from which were derived the unaudited financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus as amended or supplemented and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included in the Company's current report on Form 8-K;

                    (D) as of October 30, 1995, there have been any changes in the capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus as amended or supplemented) or any increase in the long-term debt of the Acquired Company, or any decreases in net current assets or net assets or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet incorporated by reference in the Prospectus as amended or supplemented, except in each case for changes, increases or decreases which the Prospectus as amended or supplemented discloses have occurred or may occur or which are described in such letter; and

                    (E) for the period from the date of the latest financial statements incorporated by reference in the Prospectus as amended or supplemented to the specified date referred to in Clause (D) there were any decreases in net revenues or operating profit or the total amount of net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus as amended or supplemented discloses have occurred or may occur or which are described in such letter; and

                (v) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus as amended or supplemented and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and
          (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Acquired Company, which appear in the Prospectus as amended or supplemented (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus as amended or supplemented specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Acquired Company and have found them to be in agreement.

                                                                    EXHIBIT 1.2
                               PRICING AGREEMENT
                               -----------------

Goldman, Sachs & Co.
85 Broad Street,
New York, New York 10004.


                                                              December 19, 1995



Ladies and Gentlemen:


          Knight-Ridder, Inc., a Florida corporation (the "Company"), proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement, dated December 19, 1995 (the "Underwriting Agreement"), between the Company on the one hand and Goldman, Sachs & Co. on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty with respect to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation and warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Registration Statement herein and in the provisions of the Underwriting Agreement so incorporated by reference shall mean the Registration Statement (No. 33-28010), effective April 17, 1989. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

          An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

          Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to the Underwriters, and the Underwriters agree to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriters in
Schedule I hereto.

          If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, and upon acceptance hereof by you this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between you and the Company.

                                        Very truly yours,


                                        Knight-Ridder, Inc.


                                        By:
                                          ---------------------------
                                          Name:
                                          Title:

Accepted as of the date hereof:


-------------------------------
   (Goldman, Sachs & Co.)

                                  SCHEDULE I
[CAPTION]

                                                  PRINCIPAL
                                                  AMOUNT OF
                                                  DESIGNATED
                                                  SECURITIES
                                                    TO BE
          UNDERWRITER                             PURCHASED
          -----------                             ----------

Goldman, Sachs & Co. ...................         $100,000,000
                                                 ------------
    Total...............................         $100,000,000
                                                 ============

                                  SCHEDULE II

TITLE OF DESIGNATED SECURITIES:

          6.30% Senior Notes due December 15, 2005

AGGREGATE PRINCIPAL AMOUNT:

          $100,000,000

PRICE TO PUBLIC:

          99.815% of the principal amount of the Designated Securities, plus accrued interest from December 15, 1995 to the Time of Delivery

PURCHASE PRICE BY UNDERWRITERS:

          99.165% of the principal amount of the Designated Securities, plus accrued interest from December 15, 1995 to the Time of Delivery

FORM OF DESIGNATED SECURITIES:

          Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC or its designated custodian.

SPECIFIED FUNDS FOR PAYMENT OF PURCHASE PRICE:

          Immediately available funds

INDENTURE:

          Indenture dated as of February 15, 1986, as supplemented by the First Supplemental Indenture dated as of April 15, 1989, between the Company and Chemical Bank (as successor to Manufacturers Hanover Trust Company), as Trustee, as amended by the Trust Indenture Act of 1990

MATURITY:

          December 15, 2005

INTEREST RATE:

          6.30%

INTEREST PAYMENT DATES:

          December 15 and June 15, commencing June 15, 1996

REDEMPTION PROVISIONS:

          The Designated Securities may be redeemed, in whole or in part at the option of the Company, at a redemption price equal to the greater of (i) 100% of their principal amount or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, plus in each case accrued interest to the date of redemption.

          "Treasury Rate" means, with respect to any date of redemption, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such date of redemption.

          "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Designated Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Designated Securities. "Independent Investment Banker" means a Reference Treasury Dealer appointed by the Trustee after consultation with the Company.

          "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such date of redemption, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for such date of redemption, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any date of redemption, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such date of redemption.

          "Reference Treasury Dealer" means (i) Goldman, Sachs & Co. and their successors, provided, however, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury

Dealer, or (ii) another Primary Treasury Dealer selected by the Trustee after consultation with the Company.

SINKING FUND PROVISIONS

          No sinking fund provisions

DEFEASANCE PROVISIONS:

          In accordance with the provisions of the Indenture

TIME OF DELIVERY:

          9:30 a.m. (New York City time), December 22, 1995

CLOSING LOCATION FOR DELIVERY OF DESIGNATED SECURITIES:

          New York City

NAMES AND ADDRESSES OF REPRESENTATIVES:

     Designated Representatives:   Goldman, Sachs & Co.

     Address for Notices, etc.:    Goldman, Sachs & Co.
                                   85 Broad Street
                                   New York, New York 10004
                                   (212) 902-3000

                                                                    EXHIBIT 4.1

          This Security is a Global Security and is registered in the name of a Depositary or a nominee thereof. This Security may not be exchanged in whole or in part for a Security registered, and no transfer of this Security in whole or in part may be registered, in the name of any Person other than such Depositary or a nominee thereof, except in the limited circumstances described herein.

          Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC" or the "Depositary"), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge, or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                                  GLOBAL NOTE

                              KNIGHT-RIDDER, INC.
                   6.30% Senior Notes due December 15, 2005

Registered: No.  1                                     CUSIP:  499040AF0
                                                       $100,000,000

          KNIGHT-RIDDER, INC., a corporation duly organized and existing under the laws of the State of Florida (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred
to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of ONE HUNDRED MILLION DOLLARS on December 15, 2005, and to pay interest thereon from December 15, 1995 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 in each year, commencing June 15, 1996, at the rate of 6.30% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Any principal not punctually paid or duly provided for shall be deemed to be Defaulted Interest for the purpose of determining the Holder to whom such principal shall be payable.

          Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, State of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided; however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:  December 22, 1995              KNIGHT-RIDDER, INC.


[Seal]                                  By:
                                           -----------------------------
                                           Alan G. Silverglat
                                           Vice President and Treasurer

Attest:


-----------------------------
Douglas C. Harris
Secretary

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                        CHEMICAL BANK, as Trustee


                                        By:
                                           -----------------------------
                                           Authorized Officer

                         [FORM OF REVERSE OF SECURITY]


          This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of February 15, 1986, as supplemented by the First Supplemental Indenture, dated as of April 15, 1989 (the Indenture, as so supplemented, herein called the "Indenture"), between the Company and Chemical Bank (as successor by merger to Manufacturers Hanover Trust Company), as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture, and all indentures supplemental thereto, reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to $100,000,000.

          Payments in respect of principal of and interest on the Securities of this series shall be made by the Company in immediately available funds.

          If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          The Securities are redeemable in whole or in part at any time at the option of the Company at a redemption price equal to the greater of (i) 100% of the principal amount of such Securities and (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 10 basis points, plus in each case accrued interest thereon to the date of redemption.

          "Treasury Rate" means, with respect to any date of redemption, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such date of redemption.

          "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities. "Independent Investment Banker" means a Reference Treasury Dealer appointed by the Trustee after consultation with the Company.

          "Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such redemption date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for such date of redemption, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any date of redemption, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such date of redemption.

          "Reference Treasury Dealer" means (i) Goldman, Sachs & Co. and their respective successors, provided, however, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer, or (ii) another Primary Treasury Dealer selected by the Trustee after consultation with the Company.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          The Securities of this series are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein and herein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

          This Global Note may not be exchanged in whole or in part for Securities registered, and no transfer of this Global Note in whole or in part may be registered, in the name of any Person other than the Depositary for this Global Note or any nominee of such Depositary unless (i) such Depositary has notified the Company that it is unwilling or unable to continue as depositary for such Global Note or has ceased to be qualified to act as such under the Exchange Act, (ii) there shall have occurred and be continuing an Event of Default with respect to the Securities represented by this Global Note or (iii) the Company in its sole discretion at any time has determined not to have all of the Securities represented by this Global Note and has notified the Trustee thereof.

          If a successor depositary is not appointed by the Company within 90 days after the Company receives notice of the unwillingness or inability, or becomes aware of the ineligiiblity, specified in clause (i) above, or if the events specified in clauses (ii) or (iii) above occur, the Securities shall no longer be represented by this Global Note and the Company will execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of the Securities in definitive form, will authenticate and deliver the Securities in definitive registered form without coupons, in any authorized denominations, in an aggregate principal amount equal to the principal amount of this Global Note representing the Securities in exchange for this Global Note.

          The Depositary shall surrender this Global Note in exchange in whole or in part for Securities in definitive registered form on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee shall authenticate and deliver, without service charge,

           (i) to the Person specified by such Depositary, Securities of the same series, of any authorized denominations as requested by such Person, in an aggregate principal amount equal to and in exchange for such Person's beneficial interest in this Global Note; and

          (ii) to such Depositary a new Global Note in a denomination equal to the difference, if any, between the principal amount of this surrendered Global Note and the aggregate principal amount of Securities authenticated and delivered pursuant to clause (i) above.

          Upon the exchange of this Global Note for Securities in definitive registered form without coupons, in authorized denominations, this Global Note shall be canceled by the Trustee or an agent of the Company or the Trustee. Securities in definitive registered form without coupons issued in exchange for this Global Note shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Company or the Trustee. The Trustee or such agent shall deliver such Securities to or as directed by the Persons in whose names such Securities are so registered.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                 ABBREVIATIONS


          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -  as tenants in common
TEN ENT -  as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

          UNIF GIFT MIN ACT - ....................Custodian..................
                                    (Cust)                     (Minor)
          under Uniform Gifts to Minors Act..................................
                                                       (State)

          Additional abbreviations may also be used though not in the above list.

          FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

[PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE]



[NAME AND ADDRESS OF ASSIGNEE, INCLUDING ZIP CODE, MUST BE PRINTED OR
TYPEWRITTEN]



the within Global Note, and all rights thereunder, hereby irrevocably constituting and appointing, such person attorney to transfer said Global Note on the books of the Company, with full power of substitution in the premises.

Dated:  ------------------------

          NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Global Note in every particular, without alteration or enlargement or any change whatever.

                                                                   EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-3 No. 33-28010) and the related Prospectus of Knight-Ridder, Inc. for the registration of $500,000,000 of debt securities and to the incorporation by reference therein of our report dated January 31, 1995, with respect to the consolidated financial statements and schedule of Knight-Ridder, Inc., included or incorporated by reference in its Annual Report (Form 10-K) for the year ended December 25, 1994, filed with the Securities and Exchange Commission.



                                        Ernst & Young LLP

Miami, Florida
December 19, 1995

                                                                   EXHIBIT 23.2

Knight-Ridder, Inc.
One Herald Plaza
Miami, FL  33132-1693



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-3 No. 33-28010) and related Prospectus of Knight-Ridder, Inc. for the registration of $500,000,000 of debt securities and to the incorporation by reference therein of our report dated March 5, 1995 (except for Footnotes 8, 10 and 11, as to which the date is November 1, 1995), with respect to the financial statements of Lesher Communications, Inc. as of December 25, 1994, included in Knight-Ridder, Inc.'s Form 8-K/A#1 dated October 31, 1995, filed with the Securities and Exchange Commission.



                                        Blanding, Boyer & Rockwell

Walnut Creek, California
December 15, 1995